DEBT	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2015	2014
Total debt	1,344,788	1,052,532
Less: Short-term debt due to related parties	—	(20,000)
Less: Current portion of long-term debt due to third parties	(121,739)	(124,221)
Long-term debt	1,223,049	908,311

Our outstanding debt as of December 31, 2015 is repayable as follows:

Year Ending December 31, (in thousands of $)
2016	121,739
2017	223,747
2018	431,256
2019	44,122
2020	195,939
2021 and thereafter	327,985
Total	1,344,788

Excluding the High-Yield Bonds, our debt is denominated in U.S. dollars. Excluding the High-Yield and 2015 Norwegian Bonds, our debt bears interest at fixed or floating rates at a weighted average interest rate for the years ended December 31, 2015 and 2014 of 2.70% and 2.90%, respectively.

At December 31, 2015, the maturity dates for our debt were as follows:

(in thousands of $)	2015	2014	Maturity date
Maria and Freeze Facility	174,000	—	2018
High-Yield Bonds	147,007	174,450	2017
2015 Norwegian Bonds	150,000	—	2020
Golar LNG Partners Credit Facility	181,500	203,500	2018
Golar Partners Operating Credit Facility	185,000	235,000	2018
NR Satu Facility	112,100	126,400	2020
Golar Igloo Debt	141,111	154,550	2019/2026*
Eskimo SPV Debt	254,070	—	2025**
Golar LNG Revolving Credit Facility (see note 26 (j))	—	20,000	2015
Golar Maria Facility	—	79,525	2018***
Golar Freeze Facility	—	59,107	2018***
	1,344,788	1,052,532
__________________________________________

*The Kexim and K-sure tranches have a term of twelve years from the date of draw down and the Commercial tranche has a term of five years from the date of draw down.
**The maturity date of the Eskimo SPV debt is based on management’s best estimate and subject to change pending the receipt of the audited financial statements of the VIE.
***Refer to the ‘Maria Freeze Facility’ below.

Maria and Freeze Facility

On June 16, 2015, we entered into an agreement for a $180.0 million credit facility (the “Maria and Freeze facility”) with certain lenders to refinance the Golar Maria Facility (which would have matured in December 2015) and extend the commercial loan tranche and refinance the Exportfinans ASA tranche of the Golar Freeze facility (which would have matured in June 2015 and June 2018, respectively). The Maria and Freeze facility consists of a $150.0 million term loan that is repayable in quarterly installments over a period of three years, with a final balloon payment of $114.0 million due in June 2018, and a revolving credit facility of up to $30.0 million that matures in June 2018. The Maria and Freeze facility bears interest at a rate of LIBOR plus a margin of up to 1.95%. As a result of the refinancing, the Golar Maria facility and the Exportfinans ASA tranche of the Golar Freeze facility were terminated. The commercial loan tranche of the Golar Freeze facility was amended and extended and became the Maria and Freeze facility. As of December 31, 2015, the balance outstanding under the Maria and Freeze Facility amount is $174.0 million under the Maria and Freeze facility, which includes a drawdown on the revolving credit facility of $30.0 million.

High-Yield Bonds

In October 2012, we completed the issuance of NOK 1,300 million senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds at the time of issuance is equivalent to approximately $227 million. The bonds bear interest at three months NIBOR plus a margin of 5.20% payable quarterly. All interest and principal payments on the bonds were swapped into U.S. dollars including fixing interest payments at 6.485%. The bonds were listed on the Oslo Bors ASA in December 2012. As of December 31, 2015, the U.S. dollar equivalent of the principal amount is $147.0 million. In connection with the issuance of the High-Yield Bonds, in order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK denominated obligation and the related quarterly interest payments. We designated the swap as a cash flow hedge (see note 25).

2015 Norwegian Bonds

In May, 2015, we completed the issuance and sale of $150 million aggregate principal amount of five years non-amortizing bonds in Norway (the “2015 Norwegian Bonds”). The 2015 Norwegian Bonds mature on May 22, 2020 and bear interest at a rate of LIBOR plus 4.4%. In connection with the issuance of the 2015 Norwegian Bonds, we entered into an economic hedge interest rate swap arrangement to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2015 Norwegian Bonds to an all-in fixed rate of 6.275%.

Golar LNG Partners Credit Facility

In September 2008, we refinanced existing loan facilities in respect of two of our vessels, the Methane Princess and the Golar Spirit, and entered into a new $285 million revolving credit facility with a banking consortium. The loan is secured against the Golar Spirit and the assignment to the lending banks of a mortgage given to us by the lessors of the Methane Princess, with a second priority charge over the Golar Mazo.

The revolving credit facility accrues floating interest at a rate per annum equal to LIBOR plus a margin of 1.15% until November 2014. The margin on LIBOR was changed to 1.34% in November 2014 due to a change in covenant requirements. The initial draw down amounted to $250 million in November 2008. The total amount outstanding at the time of refinancing, in respect of the two vessels’ facilities was $202.3 million. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. As of December 31, 2015, we have no ability to draw additional amounts under this facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date. As of December 31, 2015, $181.5 million was outstanding on the revolving credit facility.

Golar Partners Operating Credit Facility

In June 2013, we refinanced existing lease financing arrangements in respect of two vessels, the Golar Winter and the Golar Grand, and entered into a new five year, $275 million loan facility with a banking consortium. The loan facility is split into two tranches, a $225 million term loan facility and a $50.0 million revolving credit facility which matures in June 2018. As of December 31, 2015, we had an undrawn balance of $33.5 million available to us under this revolving credit facility. The loan facility is secured against the Golar Winter and the Golar Grand and is repayable in quarterly installments of $5.0 million with a final balloon payment of $130.0 million payable in July 2018. The loan facility and the revolving credit facility bear interest at LIBOR plus a margin of 3% together with a commitment fee of 1.2% on any undrawn portion of the facility. As of December 31, 2015, we had $185.0 million of borrowings outstanding under the Golar Partners Operating credit facility.

NR Satu Facility

In December 2012, PTGI, the company that owns and operates the NR Satu, entered into a seven year $175.0 million secured loan facility (or the NR Satu Facility). The NR Satu Facility is split into two tranches, a $155.0 million term loan facility and a $20.0 million revolving facility. The facility is with a syndicate of banks and bears interest at LIBOR plus a margin of 3.5%. We drew down $155 million on the term loan facility in December 2012. The loan is payable on a quarterly basis with a final balloon payment of $52.5 million payable in March 2020. As of December 31, 2015, we had an undrawn balance of $20.0 million available to us under the revolving facility. As of December 31, 2015, we had $112.1 million of borrowings outstanding under this facility. The NR Satu facility requires certain cash balances to be held on deposit during the period of the loan. These balances are referred to in these consolidated financial statements as restricted cash. As of December 31, 2015, the value of the deposit secured against the loan was $10.3 million.

Golar Igloo Debt

The Golar Igloo debt originally formed part of Golar’s $1.125 billion facility to fund eight of its newbuildings. The portion of the debt secured against the Golar Igloo was assumed by us upon our acquisition of the vessel from Golar in March 2014. The amount drawn down under the original facility and the balance outstanding at the date of acquisition was $161.3 million. The Golar Igloo debt bears interest at LIBOR plus a margin. The debt is divided into three tranches, with the following general terms, in line with the original facility:

Tranche	Proportion of debt	Term of loan	Repayment terms	Margin on LIBOR
K-Sure	40%	12 years	Semi-annual installments	2.10%
KEXIM	40%	12 years	Semi-annual installments	2.75%
Commercial	20%	5 years	Semi-annual installments, unpaid balance to be refinanced after 5 years	2.75%

The K-Sure Tranche is funded by a consortium of lenders, of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy. The KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). The commercial tranche is funded by a syndicate of banks and is for a term of five years from the date of drawdown with a final balloon payment of $20.2 million due in February 2019. In the event the commercial tranche is not refinanced prior to the end of the five years, KEXIM has an option to demand repayment of the balance outstanding under the KEXIM tranche. As of December 31, 2015, we had $141.1 million of borrowings outstanding under the facility.

Golar Eskimo Vendor Loan

We financed a portion of the cash purchase price of the Golar Eskimo with the proceeds of the Golar Eskimo Vendor Loan. This $220.0 million, unsecured non-amortizing loan to us from Golar required repayment within two years (with a prepayment incentive fee of up to 1.0% of the loan amount) and bore interest at a blended rate equal to three-month LIBOR plus a margin of 2.84%. The loan was repaid in full in November 2015.

Eskimo SPV Debt

In November 2015 we entered into a sale and leaseback transaction pursuant to which we sold the Golar Eskimo to Eskimo SPV, a subsidiary of CMBL, and leased back the vessel under a bareboat charter for a monthly hire rate.

In November 2015, Eskimo SPV, which is the legal owner of the Golar Eskimo, entered into a long-term loan facility (the “Eskimo SPV Debt”). Eskimo SPV was determined to be a VIE of which we are deemed to be the primary beneficiary, and as a result, we are required to consolidate the results of Eskimo SPV. Although consolidated into our results, we have no control over the funding arrangements negotiated by Eskimo SPV, such as interest rates, maturity, and repayment profiles. In consolidating Eskimo SPV, we must make certain assumptions regarding the debt amortization profile and the interest rate to be applied against Eskimo SPV’s debt principal. The Eskimo SPV Debt is non-amortizing, with a final balloon payment of $254.1 million due in 2025. The facility bears interest at LIBOR plus a margin.

Refer to note 5 “Variable Interest Entities” of our Consolidated Financial Statements contained herein.

The bareboat charter and the related agreements governing our sale and leaseback of the Golar Eskimo certain restrictive covenants and require us to maintain certain financial ratios.

In addition, from the third year anniversary of the commencement of the bareboat charter, we have an annual option to repurchase the vessel at fixed pre-determined amounts, with an obligation to repurchase the vessel at the end of the ten year lease period.

Margins

As of December 31, 2015, the margins we pay under our loan agreements are above LIBOR at a fixed or floating rate ranging from 1.34% to 3.50%. The margins related to our High-Yield and 2015 Norwegian Bonds are 5.20% and 4.40% above NIBOR and LIBOR respectively.

Debt and lease restrictions

Our loan debt is collateralized by vessel mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the lenders. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Our various debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants, working capital ratios, net debt to EBITDA ratios and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $30 million of cash and cash equivalents on a consolidated group basis. In addition, there are cross default provisions in certain of our and Golar’s loan and lease agreements. In addition, certain of our undrawn credit facilities are subject to loan to value covenants.